SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ X ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by
    Rule 14A-6(e)(2))
[ ] Definitive Proxy Statement [ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Alydaar Software Corp.
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)  Title of each class of securities to which transaction applies: N/A
    2)  Aggregate number of securities to which transaction applies: N/A
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
    4)  Proposed  maximum aggregate value of transaction: N/A
    5)  Total fee paid:   N/A

[    ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount Previously Paid:  N/A
         2)  Form, Schedule or Registration Statement No.: N/A
         3)  Filing Party: N/A
         4)  Date Filed: N/A

                          ALYDAAR SOFTWARE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that the Annual Meeting of Stockholders of Alydaar Software Corporation (the "Company") will be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina on May 22, 1998 at 2:00 P.M. for the following purposes as set forth in the accompanying Proxy Statement:

         1.       To authorize an increase in the number of Directors;

         2.       To elect five Directors to serve for a term of one year;

         3. To approve the adoption of the 1997 Employee Stock Purchase Plan enabling eligible employees to purchase the Common Stock of the Company through periodic payroll deductions;

         4. To ratify an increase and to approve an additional increase in the number of shares of Common Stock available under the Alydaar Software Corporation Omnibus Stock Plan;

         5. To approve an amendment to the Company's Articles of Incorporation increasing the amount of authorized Common Stock which the Company is authorized to issue to 50,000,000 shares, par value of $.001 per share;

         6. To ratify the selection and appointment by the Company's Board of Directors of Holtz Rubenstein & Co. LLP, independent certified public accountants, as auditors for the Company for the year ending December 31, 1998; and

         7. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Holders of record of the Company's Common Stock at the close of business on April 15, 1998, will be entitled to vote at the meeting.

                                          By Order of the Board of Directors
                                          Robert F. Gruder, Chairman
Dated:   April 28, 1998

         Whether or not you plan to attend the meeting, please date and sign the enclosed proxy and return it in the envelope provided. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the meeting, may withdraw it and vote in person. Attendance at the meeting is limited to stockholders, their proxies and invited guests of the Company.

                          ALYDAAR SOFTWARE CORPORATION
                        2101 Rexford Road, Suite 250 West
                         Charlotte, North Carolina 28211

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 1998

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of Alydaar Software Corporation ("the Company" or "Alydaar") to be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, at 2:00 P.M. on May 22, 1998 and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the Meeting.

         The shares represented by proxies that are received in the enclosed form and properly filled out will be voted in accordance with the specifications made thereon. In the absence of specific instructions, proxies will be voted in accordance with the recommendations made herein with respect to the proposals described in this Proxy Statement. Proxies may be revoked by stockholders by written notice received by the Secretary of the Company at the address set forth above, at any time prior to the exercise thereof or by attendance at the Meeting. Stockholders of record at the close of business on April 15, 1998 are entitled to notice of and to vote at the Meeting or any adjournments thereof. Proxies for use at the Meeting are being mailed to stockholders on or about April 27, 1998. The Company's only class of voting securities is its Common Stock, par value $.001 per share, of which 17,808,728 shares were outstanding as of December 31, 1997. The present officers and Directors of the Company, holding approximately 42.5% of the outstanding Common Stock, intend to vote "For" all the proposals set forth herein.


                                 PROPOSAL NO. 1

                TO APPROVE AN INCREASE IN THE NUMBER OF DIRECTORS

         The By-Laws of the Company provide for a Board of Directors (the "Board") of not less than three (3) members nor more than nine (9) members. The Board of Directors is authorized to prescribe the number of Directors' positions within the minimum and maximum, subject to shareholder approval, for increases in the Board over thirty percent (30%) during any twelve- (12-) month period. During 1997, the Board authorized an increase in the number of Directors from three (3) to five (5) to include two (2) outside Directors in order to comply with certain Corporate Governance Standards required for NASDAQ National Market Listing Criteria. In addition, on April 6, 1998, the Board unanimously approved an increase in the number of Director positions available to be filled from five (5) to nine (9). The reason for the increase is that the Company is pursuing an acquisition strategy and may be required to offer Directorships to principals of acquired companies. While the Company is presently engaged in preliminary discussions with acquisition candidates, there are no understandings or agreements which would require the Board to fill the vacant Director positions. Shareholders are now being requested to approve the increase from three (3) to five (5) Directors, and to approve the increase of the total number of Director positions from five (5) to nine (9).

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE INCREASE IN THE NUMBER OF DIRECTORS.


                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

         The Board currently consists of five (5) Directors. A vacancy or vacancies which occur during the year may be filled by the Board of Directors, and any Directors so approved must stand for reelection at the next annual meeting of stockholders. Assuming the approval of the increase in the number of Directors from three (3) to five (5) in Proposal No. 1, the nominees for Directors, to be voted on by stockholders, are Messrs. Gruder, Scott, Dudchik, McMillan and McCarthy.

         All current Directors have been nominated for re-election by the Company's present Directors. All nominees have consented to be named and have indicated their intent to serve, if elected. The Company has no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Board of Directors of the Company may recommend in the place of such nominee or nominees. It is intended that proxies, unless marked to the contrary, will be voted in favor of the election of Messrs. Gruder, Scott, Dudchik, McMillan and McCarthy.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FOLLOWING FIVE NOMINEES.

         Certain information regarding each nominee is set forth in the table and text below. The number of shares beneficially owned by each nominee is listed below under "Security Ownership of Certain Beneficial Owners and Management."

         The following table sets forth the name, age and term of office as Director for each nominee for election as Director and his present position(s) with the Company:

                                 Director
Nominee for Election   Age        Since      Position
Robert F. Gruder       39         1989       Chief Executive Officer, President
                                               and Chairman of the Board
V. Hollis Scott        52         1996       Chief Financial Officer, Secretary
                                               and Director
Thomas J. Dudchik      38         1996       Senior Vice President and Director
J. Alex McMillan       65         1997       Director
John McCarthy          58         1997       Director

         Directors are elected to serve until the next annual meeting of stockholders of the Company or until their successors are elected and qualified. The Board of Directors held three meetings during the calendar year ended December 31, 1997 and also met informally and acted by written consents during the year. Officers serve at the discretion of the Board of Directors.

     Robert F. Gruder has served as Chief Executive Officer, President and Chairman of the Board of Directors since 1989, when the Company was first acquired. Prior to his association with the Company and for three years, Mr. Gruder served as president of GEM Technologies, Inc. ("GEM"), a company which was engaged in developing a computer language compiler. GEM filed for bankruptcy in 1992 pursuant to Chapter 7 of the Bankruptcy Code. Mr. Gruder was the principal stockholder of GEM. Prior to Mr. Gruder's association with GEM, he was employed at three different banks. Mr. Gruder is a graduate of American University and holds a BS degree in finance.

         V. Hollis Scott has served as Chief Financial Officer, Secretary and Director since January 1996. Prior to January 1996 and from November 1988, Mr. Scott served as Senior Vice President and Treasurer of the Cato Corporation, a publicly held 600-store ladies' apparel retailer. Before 1988, he held senior financial management positions with a cable television operator and with a department store chain. Prior to that, he was employed with Ernst & Young. Mr. Scott is a graduate of the University of Virginia and is a licensed certified public accountant.

     Thomas J. Dudchik joined the Company as Senior Vice President in February 1996. He is responsible for all national and international marketing and investor relations. Prior to joining the Company, Mr. Dudchik served as Deputy Chief of Staff for Connecticut Governor Lowell P. Weicker, Jr. from January 1993 through January 1995. As part of his responsibilities, Mr. Dudchik administered the State of Connecticut's $10 billion annual budget for the 26 major state agencies, representing 50,000 state employees. From February 1991 through December 1992, Mr. Dudchik served as Deputy Commissioner of the Connecticut Department of Environmental Protection. From February 1995 through

     January 1996 he operated an advertising and sales promotion business. Mr. Dudchik received a BA degree from Trinity College.

         J. Alex McMillan was elected a Director of the Company effective March 19, 1997. Mr. McMillan is currently employed with The McMillan Group, merchant bankers and consultants. Between April 1, 1997 through December 31, 1997, Mr. McMillan was retained by the Company to act as an independent consultant to assist the Company in developing government contracts. From 1985 through 1994 Mr. McMillan served in the US House of Representatives, representing the 9th Congressional District for the State of North Carolina. While a member of Congress, Mr. McMillan served on various committees, including Energy and Commerce, Budget, Bank and Small Business. From 1976 through 1983, Mr. McMillan was President and Chief Executive Officer of Harris Teeter Supermarkets, Inc., a regional chain of supermarkets owned by the Ruddick Corporation. Mr. McMillan currently serves as a Director of Interstate/Johnson Lane, Inc., and Scottish Bank of Charlotte, North Carolina, both publicly held companies. Mr. McMillan holds an MBA from the Darden School, University of Virginia.

         John McCarthy was appointed to serve as a Director in August 1997. For approximately 31 years, Mr. McCarthy has been employed in the brokerage business in the data processing area. He has held management positions in various brokerage firms. From 1993 until December 1997, he was employed with Smith Barney & Co. as Senior Vice President and Year 2000 Project Director.

         The Company's outside Directors, Messrs. McMillan and McCarthy, upon their appointment to the Board, were given an award of 15,000 warrants each. The warrants are exercisable one year from the date of the grant at the fair market price of the Company's Common Stock on the date of grant. The warrants will expire in 2007.

         Messrs. McMillan, McCarthy and Scott currently serve on the Audit Committee, which committee was recently established in October, 1997. There were no meetings of the Committee during 1997. In addition, Messrs. McMillan, McCarthy and Gruder currently serve on the Compensation Committee, which was also established in October, 1997. This Committee held no meetings during 1997. The Company has no other standing Committee. During 1997, no member of the Board attended fewer than seventy-five percent (75%) of the total number of meetings convened by the Board of Directors. Directors receive no compensation for attendance at meetings, but those Directors who are required to travel to meetings are reimbursed for their expenses.

Executive Compensation

         The following table sets forth information with respect to compensation paid by the Company for the services to the Company during the three years ended December 31, 1997 to the Company's Chief Executive Officer. No officer received compensation in excess of $100,000.


                           SUMMARY COMPENSATION TABLE
                                                                                               Long Term Compensation
                                                    Annual Compensation                  Awards             Payouts
                 (a)                     (b)         (c)          (d)         (e)          (f)          (g)          (h)      (i)
                                                                                           Re-
                                                                             Other      stricted    Securities
                                                                             Annual       Stock     Underlying       LTIP  All Other
                                                                            Compen-      Awarded     Options/      Payouts  Compen-
Name and Principal Position             Year      Salary($)    Bonus($)    sation ($)      ($)       SARs (#)        ($)  sation ($)
---------------------------             ----      ---------    --------    ----------     -----      --------       ----- ----------
Robert F. Gruder                        1997        60,000        -0-         -0-          -0-        2,000 1        -0-         -0-
Chief Executive Officer
                                        1996        60,000        -0-         -0-          -0-          -0-          -0-         -0-
                                        1995        60,000        -0-         -0-          -0-          -0-          -0-         -0-

------------------------
         1 Mr. Gruder was granted 2,000 incentive stock options under the 1994 Omnibus Stock Plan on April 24, 1997. The options are exercisable at $8.80 per share. 1,000 options vest on April 24, 1998 and 1,000 options vest on October 24, 1998. The options expire on April 24, 2002.

         The senior executive officers do not currently receive any other personal benefits. The Company offers health insurance to all of its employees. The Company also has a 401(k) program, but during the year 1997, the Company made no contributions.


                                                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Potential Realizable Value at
                                                                                                          Assumed Annual Rates of
                                                                                                       Stock Price Appreciation for
                                           Individual Grants                                                     Option Term
           (a)                    (b)               (c)                (d)                 (e)                (f)                (g)
                               Number of        % of Total
                              Securities         Options/
                              Underlying           SARs
                               Options/         Granted to
                                 SARs          Employees in         Exercise
Name                          Granted (#)       Fiscal Year       Price ($/Sh)       Expiration Date         5% ($)        10% ($)
----                          -----------       -----------       ------------       ---------------         ------        -------
Robert F. Gruder                    2,000 1         0.2%               8.80              4/24/02              2,820         8,160
-------------------

         1 The exercise price for the options granted to Mr. Gruder was established at 110% of fair market value on date of grant. 1,000 of these options will vest on April 24, 1998, and 1,000 will vest on October 24, 1998. These options were awarded pursuant to the Omnibus Stock Plan.

                                   AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                                             AND FY-ENDED OPTION/SAR VALUES
                                                                                                          Value of
                                                                                    Number of            Unexercised
                                                                                   Unexercised          In-the-Money
                                                                                   Options/SARs         Options/SARs
                                          Shares                                  at FY-End (#)         at FY-End ($)
                                       Acquired on          Value Realized         Exercisable/         Exercisable/
Name                                   Exercise (#)              ($)              Unexercisable         Unexercisable
----                                   ------------             -----             -------------         -------------
                                                  Not Applicable


Employment Agreements

         At the present time none of the Company's senior executive officers have employment agreements with the Company. Once the Company is in a more sound financial condition to pay salaries actually commensurate with each officer's position and the services he renders to the Company, employment agreements will be negotiated.

Stock Option Plans

         On September 13, 1994, the Company adopted an Omnibus Stock Plan (the "1994 Plan"). The 1994 Plan authorizes the issuance of options and stock appreciation rights and reserved 375,000 shares of the Company's Common Stock for issuance upon the exercise of options or stock appreciation rights. The 1994 Plan was subsequently amended in December 1996 by the Board of Directors to increase the number of shares reserved under the Plan from 375,000 to 1,000,000 shares. This increase is subject to ratification and approval by shareholders. On October 20, 1997, the Board of Directors approved another increase in the number of shares reserved under the 1994 Plan from 1,000,000 to 2,000,000 shares subject to the approval of shareholders. In addition, and subject to shareholder approval of an amendment to the Company's Articles of Incorporation to increase the Company's authorized Common Stock from 20,000,000 shares to 50,000,000 shares, as now presented to shareholders in Proposal No. 5 herein, the Board of Directors is seeking shareholder approval to increase the number of shares available under the Plan to 3,000,000 shares.

         The Company is currently seeking acquisitions of other companies to expand its operations after the year 2000. If any such acquisitions are completed, the Company may need the ability to offer options to additional employees who may be absorbed by the Company, and may need to have options available as an inducement to senior management of any acquired company to stay on after any such acquisition(s). Shareholders are now being requested to ratify and approve the increases of the number of shares available under the 1994 Plan as now presented to shareholders in Proposal No. 4 of this Proxy Statement. For a complete description of the 1994 Plan, refer to Proposal No. 4.

         As of December 31, 1997, 1,532,000 options had been granted to approximately 260 employees under the 1994 Plan. Of the foregoing amount, 455,000 options were awarded to five executive officers, three of which are currently Directors of the Company and who are nominated as Directors for 1998. The Company has also adopted a policy of offering options to all full-time employees, which enables the Company to attract and retain skilled and dedicated personnel. All of the outstanding options will expire at various times between December 2005 and 2007 with exercise prices ranging from $1.19 per share to $27.88 per share. The exercise prices were based on the fair market value of the Common Stock as of the date of grant.

         During the year ended December 31, 1997 the Board of Directors also approved the adoption of the 1997 Employee Stock Purchase Plan (the "Purchase Plan"). Shareholders of the Company are being requested to approve the adoption of the Purchase Plan as contained in Proposal No. 3 herein. The Purchase Plan would permit employees of the Company to purchase shares of the Company's Common Stock through payroll deductions at six-month intervals, as specified in the Purchase Plan, at a 15% discount from the market price. For a description of the Purchase Plan, see Proposal No. 3.

Company Performance Graph

         The following graph compares the cumulative total stockholder return on the Common Stock of the Company from June 2, 1997 (the date of registration of the Company's Common Stock under Section 12 of the Exchange Act) to December 31, 1997 (the last day of the Company's most recent fiscal year) with the cumulative total return on the Nasdaq Stock Market for United States Companies ("Nasdaq Stock Market Index") and the Nasdaq Computer and Data Processing Stocks ("Nasdaq Computer Index") over the same period. This graph assumes a $100 investment at June 2, 1997, in the Company's Common Stock and in each of the indexes and reinvestment of all dividends, if any.

         The graph displayed below is presented in accordance with the Securities and Exchange Commission requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph is not intended to reflect the Company's forecast of future financial performance. The graph was prepared by Standard & Poor's Compustat, a division of the McGraw Hill Companies.

                            TOTAL SHAREHOLDER RETURNS
                             (Dividends Reinvested)

[Graph to be supplied in Definitive Proxy Statement mailed to shareholders]

                      Return Percentage (6/2/97 - 12/31/97)

                                                  Period Ending
Company/Index                                        12/31/97
Alydaar Software Corp.                                43.18
NASDAQ                                                13.00
NASDAQ Computer & Data Process                         5.47

                                 Indexed Returns

                                                 Base Period         Year Ending
Company/Index                                      6/2/97              12/31/97
Alydaar Software Corp.                               100                143.18
NASDAQ                                               100                113.00
NASDAQ Computer & Data Process                       100                105.47
-----------------------
Prepared  by  Standard  &  Poor's  Compustat,  a  division  of  the  McGraw-Hill
Companies.

An IPO price of $11.00 was used to calculate the return for Alydaar Software. The price was supplied by the registrant company. A price of $15.75 was used for the Dec. 31, 1997 calculation and was provided by Alydaar.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1997 by:
(i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and Directors; and (iii) all officers and Directors of the Company as a group:


Name and Address                                  Amount and Nature 1          Percent of Class
----------------                                  -----------------            ----------------
Robert F. Gruder                                       7,030,325                     38.8%
c/o Alydaar Software Corporation
2101 West Rexford Road
Charlotte, NC  28211

V. Hollis Scott                                        186,667 2                     1.0%
c/o Alydaar Software Corporation
2101 West Rexford Road
Charlotte, NC  28211

Thomas J. Dudchik                                      226,166 3                     1.3%
c/o Alydaar Software Corporation
2101 West Rexford Road
Charlotte, NC  28211

Frank G. Milligan                                      30,000 4                        *
c/o Alydaar Software Corporation
2101 West Rexford Road
Charlotte, NC  28211

James F. Helm                                          20,250 5                        *
c/o Alydaar Software Corporation
2101 West Rexford Road
Charlotte, NC  28211

J. Alex McMillan (Director)                            23,340 6                        *
3801 Barnwood Drive
Charlotte, NC  28211

John McCarthy (Director)                                  -0-                          *
4 Glenwood Circle
East Windsor, NJ  08520-2304

All officers and Directors
    as a group (9 persons)                             7,576,248                     42.5%

--------
     1 The foregoing figures include options granted under the 1994 Plan. The issuance of these options is subject to ratification and approval by shareholders of increases in the number of options available under the 1994 Plan as contained in Proposal No. 4.
     2 Includes 100,000 shares issuable upon exercise of options which vest on April 24, 1998.
     3 Includes 200,000 shares issuable upon exercise of options. Of these, 50,000 options vest on April 24, 1998.
     4 Includes 10,000 shares issuable upon exercise of options and an additional 20,000 shares issuable upon exercise of options, which options vest on April 24, 1998.
     5 Includes 10,000 shares issuable upon exercise of options and an additional 10,000 shares issuable upon exercise of options, which options vest on April 24, 1998.
     6 Includes 15,000 shares issuable upon exercise of warrants and warrants to purchase 7,840 shares owned by a company which Mr. McMillan controls.
     * Represents less than 1% ownership.

Certain Relationships and Related Transactions

         During the year ended December 31, 1997, there were two lawsuits pending against Robert F. Gruder, the Company's Chief Executive Officer and the Company. The first lawsuit, Robert Colby v. Robert Gruder, et al., Index No. CV 96 02542045, Superior Court (Conn.), Judicial District of New Haven at Meriden, was settled by Mr Gruder and the Company was released from all liability. In connection with this lawsuit, Mr Gruder had agreed to indemnify the Company from all liability and the Company agreed to pay all of Mr. Gruder's legal expenses, which amounted to approximately $30,000.

         The second lawsuit, Andrew Kaplan, et al. v. Robert F. Gruder, et al., Index No. CV 96 03343085, Superior Court (Conn.), District of Fairfield at Bridgeport. The trial commenced on April 14, 1998, but was adjourned for three months after one day of hearings. This suit involves allegations that the Plaintiffs were fraudulently induced to invest in GEM Technologies Inc. ("GEM"), a company founded by Robert F. Gruder and that GEM wrongfully transferred assets to Alydaar and Alydaar promoted products based on technology misappropriated from GEM. The Plaintiff's claim an interest in Alydaar. Mr Gruder and the Company intend to vigorously defend the lawsuit. In connection with this suit, Mr. Gruder has agreed to indemnify the Company against all loss, and as such, Company's counsel has opined that the likelihood of any material outcome against the Company is remote. In consideration of the indemnification agreement, the Company has agreed to pay all of Mr. Gruder's legal expenses, which, as of December 31, 1997, amounted to $85,000.

         In July 1997, the Company acquired Alydaar International, Ltd. ("Alydaar International") as a wholly owned subsidiary. Prior to the acquisition, Alydaar International was an independently owned company which marketed Alydaar's services in Europe and had been granted a license to use the name "Alydaar." Mr. Robert Gruder, Chairman and Chief Executive Officer of the Company, along with fifteen other individuals owned stock in Alydaar International. When Alydaar International was acquired by the Company, the shareholders of Alydaar International, including Mr. Gruder, received shares of the Company's Common Stock in exchange for their interests in Alydaar International. Mr. Gruder received 50,000 shares of the Company's Common Stock which then had a value of $7.75 per share.

         Between April 1, 1997 and December 31, 1997, The McMillan Group, owned by Mr. Alex McMillan, who is a Director of the Company, was retained by the Company to act as an independent consultant to assist the Company in developing government contracts. (See "Directors and Executive Officers of the Registrant.") The McMillan Group received total compensation of $90,000 plus reimbursement of expenses for the services rendered to the Company. The amount paid to The McMillan Group on a monthly basis was consistent with amounts that the Company had previously paid another consulting firm performing the same general services for the Company.

         Robert F. Gruder, Chairman and Chief Executive Officer, has made advances to the Company from time to time to assist the Company in its working capital requirements. As of January 1, 1997, $500,000 of principal and $3,550 of interest were owed by the Company to Mr. Gruder. During 1997, Mr. Gruder advanced an additional $1,100,000 to the Company, and during the year the Company repaid Mr. Gruder $800,000, leaving a balance due Mr. Gruder at year end of $800,000 of principal and accrued interest at 10.5% per annum of $27,868. The advances are evidenced by promissory notes payable on demand.

         Prior to December 31, 1997, V. Hollis Scott, Chief Financial Officer of the Company, advanced the Company $166,700 with interest at 10.5% per annum. The loan is evidenced by a promissory note payable on demand.


                                 PROPOSAL NO. 3

                APPROVAL OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

         Effective August 4, 1997, the Board adopted the Alydaar Software Corporation 1997 Employee Stock Purchase Plan (the "Purchase Plan"), subject to approval by the Company's stockholders. The Purchase Plan is intended to provide employees with an opportunity to become a shareholder in Alydaar and to share in its potential growth and profitability. The Board recommends to stockholders that the Purchase Plan be approved.

Summary of the Purchase Plan

         The Purchase Plan became effective as of August 4, 1997 and terminates on June 30, 2007, unless extended by the Board of Directors, who administer the Purchase Plan, or terminated sooner by the sale of all shares reserved under the Purchase Plan. Under the Purchase Plan, 200,000 shares of the Company's Common Stock have been reserved for issuance.

         The Purchase Plan provides for two six-month periodic Offering Periods during any year. Eligible employees will be permitted to accumulate payroll deductions in a Plan account for the purchase of Common Stock. Only those employees who are employed by the Company on the first and last day of an Offering Period and are employed for more than twenty hours per week and more than five (5) months per calendar year are eligible.

         Eligible employees may elect to allocate from one percent (1%) to ten percent (10%) of their salary per pay period towards the purchase of Common Stock at the end of each Offering Period. The amount contributed to the Purchase Plan by each employee will be used to purchase the Common Stock at a price equal to 85% of the lower of the fair market value of the Common Stock on the first day or last day of the Offering Period. Fair market value shall be the closing or the last sales price on the market where the Company's

Common Stock then trades. The aggregate fair market value of shares that may be purchased by any employee during any calendar year may not exceed $25,000.

         The Purchase Plan's agent is First Union Bank of North Carolina (the "Agent"). The Agent is authorized to purchase shares (a) in the market where the Company's Common Stock is then traded, (b) in negotiated transactions or (c) as original issue shares from the Company. In all events, the Company is required to contribute the fifteen percent (15%) discount.

         The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). As such, an employee who participates in the Purchase Plan (a "Participant") will not be taxed on the purchase of Common Stock under the Purchase Plan, provided the Participant does not dispose of the stock within two years of the first day of the Offering Period involved (the date of grant) and within one year from the date of purchase. If the Participant disposes of the stock purchased under the Purchase Plan prior to meeting the foregoing holding periods, the Participant will recognize (i) compensation income equal to the difference between the fair market value of the stock at the time of purchase and the purchase price and
(ii) a capital gain or loss equal to the difference between the sales price of the stock and fair market value of the stock at the time of purchase. The Company generally will not be entitled to any deduction in connection with the purchase or sale of stock pursuant to the Purchase Plan by a Participant.

         The Directors administering the Purchase Plan are ineligible to participate. Officers of the Company may participate. Officers, however, are subject to Section 16(b) of the Securities Act of 1933 (the "Act") and in order to avail themselves of the exemption provided by Section 16(b) of the Act, any shares acquired under the Purchase Plan must be held for a minimum of six months from the date of purchase to the date of disposition of the shares. Resales of shares of Common Stock acquired by "affiliates" of the Company as defined in Rule 405 under the Act will be subject to the volume and reporting requirements of Rule 144 under the Act, unless the Company registers their shares under the Act for resale pursuant to a separate prospectus.

         The Purchase Plan may be amended by the Board as it may deem advisable. However, the Board is not authorized, without stockholder approval, to amend the Purchase Plan to increase the maximum number of shares available for sale under the Purchase Plan or to modify the Purchase Plan so as to cause it to fail to comply with Section 423 of the Code.

         The foregoing summary of the Purchase Plan is qualified in its entirety by and reference is made to, the Purchase Plan, a copy of which is attached hereto as Exhibit A. The Company intends to register the shares reserved under the Purchase Plan as soon as practicable.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN.


                                 PROPOSAL NO. 4

         RATIFICATION OF THE INCREASE OF THE NUMBER OF SHARES AVAILABLE
               FOR ISSUANCE UNDER THE ALYDAAR SOFTWARE CORPORATION
                   OMNIBUS STOCK PLAN AND AUTHORIZATION OF AN
                  INCREASE OF SHARES AVAILABLE UNDER SUCH PLAN

         In 1994, the Company adopted the Alydaar Software Corporation Omnibus Stock Plan (the "1994 Plan") to issue options to purchase the Company's Common Stock. The 1994 Plan was adopted to enable the Company to attract and retain skilled and dedicated employees and to offer, as an incentive to employees and officers who render services for the Company, the opportunity to share in the future growth of the Company. Under the 1994 Plan, 375,000 shares of the Company's Common Stock were originally reserved for issuance upon the exercise of options. In December 1996, the Board of Directors approved an increase of the number of shares available under the 1994 Plan from 375,000 to 1,000,000 shares. On October 20, 1997, the Board of Directors approved an increase from 1,000,000 shares to 2,000,000 shares. Shareholders are now being requested to ratify the increase from 375,000 shares to 1,000,000 shares and to approve the increase from 1,000,000 shares up to 2,000,000 shares available under the 1994 Plan in order to regularize awards of approximately 1,157,000 options to employees and officers. In addition, and subject to shareholder approval of an amendment to the Company's Articles of Incorporation to increase the authorized Common Stock from 20,000,000 shares to 50,000,000 shares as presented in Proposal No. 5, shareholders are now being requested to approve an increase in the number of shares available under the 1994 Plan to 3,000,000 shares. The Company believes that it will need the ability to issue additional options to employees that the Company may absorb in connection with its acquisition strategy to acquire other companies. Likewise, the Company believes it may need to have options available as an inducement to senior management of any acquired company to stay on after any such acquisition(s). If shareholders do not approve the increase in Proposal No. 5, then shareholder approval of the increase to 3,000,000 shares available under the 1994 Plan will be of no effect.

Summary of the 1994 Plan

         The 1994 Plan, upon shareholder ratification and approval of the increases in the number of shares available under the 1994 Plan, would authorize the Company to grant to its officers and employees options to purchase shares of the Company's Common Stock at a price which may not be less than the fair market value per share in the case of incentive stock options or below fair market value in the case of non-qualified options for such stock on the date of the granting of the option. Payment of the exercise price shall be made in cash, or, with the consent of the Directors, in whole or in part, in shares of

Common Stock or other approved form of payment. If an option granted under the 1994 Plan shall expire, terminate or be canceled for any reason without being exercised in full, the corresponding number of unpurchased shares shall again be available under the 1994 Plan. Options may be granted in the form of incentive stock options or options which do not qualify for treatment as incentive stock options.

         The 1994 Plan calls for administration by a Committee of not less than two persons (the "Committee") appointed by the Board of Directors. Until the recent creation of the Compensation Committee, the 1994 Plan has been administered by the Board. The Committee determines the persons who are to be granted options based upon the contribution of such persons to the management and growth of the Company. The 1994 Plan contains no preset criteria determining the identity or amount of options to be granted to any person or group of persons. The Board has established that no option may be exercised after the expiration of 10 years from the date of grant.

         Incentive stock options are also subject to the following  limitations:
(i) the aggregate fair market value (determined at the time an option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, and (ii) if the individual to whom the incentive stock options were granted is considered as owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then (A) the option price at the time of grant may not be less than 110% of the fair market value per share for such Common Stock and (B) the option period must be no more than five years from the date of grant.

         Unless otherwise determined by the Committee or by other provisions of the 1994 Plan, upon the granting of any option such option may be immediately exercisable with respect to 100% of the shares, subject to the option. The Committee may, in its discretion, however, (i) provide for the holding of such shares of Common Stock in escrow for a period not exceeding five years, or (ii) impose other restrictions on the vesting of any option or the vesting of any shares of Common Stock that an employee receives upon exercise of any option; provided that any and all such restrictions shall lapse if there is a sale of
(A) substantially all of the assets or (B) 50 percent or more of the voting securities of the Company (excluding for this purpose Company stock sold in a primary or secondary public offering). Any restrictions the Board or the Committee imposes on an option pursuant to this paragraph shall be specified in the stock option agreement governing such option.

         An individual whose employment terminates by reason other than death may generally exercise a vested option within a ninety- (90-) day period, or if termination is by reason of death, within the twelve month period after such termination, and then only if and to the extent that such option was exercisable at the date of termination of employment.

         The Board of Directors may, at any time, alter, suspend or terminate the 1994 Plan, except that the Board of Directors may not, without further approval of the stockholders, (1) increase the maximum number of shares for which options may be granted under the 1994 Plan or which may be acquired by an individual employee, (2) decrease the minimum purchase price for shares of Common Stock to be issued upon exercise of options or (3) change the class of persons eligible to receive options. Except in limited circumstances, the Board may not make any change which would have a material adverse affect upon any option previously granted, unless the consent of the employee is obtained. No person may be divested of ownership of shares already issued under the 1994 Plan.

         The 1994 Plan also authorizes the Committee to award stock appreciation rights ("SARs") to employees and officers. A SAR is a right to receive, upon surrender of the right, but without any payment, an amount payable in cash and/or shares of Common Stock as the Committee shall determine. SARs may be granted in tandem, with part or all of, in addition to, or independent of stock options. The amount payable in cash and/or shares of Common Stock shall be equal in value to a percent of the amount by which the fair market value per share on the exercise date exceeds the exercise price of the SAR. The applicable percent shall be established by the Committee. The amount payable in shares of Common Stock, if any, is determined with reference to the fair market value on the date of exercise. To date, no SARs have been issued under the 1994 Plan.

         The foregoing summary of the 1994 Plan is qualified in its entirety by, and reference is made to, the 1994 Plan, a copy of which is attached hereto as Exhibit B.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE INCREASE FROM 375,000 SHARES TO 1,000,000 SHARES AND APPROVE THE INCREASE TO 2,000,000 SHARES AND THE INCREASE TO 3,000,000 SHARES AVAILABLE UNDER THE 1994 PLAN.


                                 PROPOSAL NO. 5

                  AN AMENDMENT TO THE ARTICLES OF INCORPORATION
                INCREASING THE AMOUNT OF AUTHORIZED COMMON STOCK

         The Company's Articles of Incorporation currently authorizes the issuance of 20,000,000 shares of Common Stock, par value $.001 per share. At the Meeting, the stockholders will be asked to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock to 50,000,000 shares, par value $.001 per share (the "Proposed Stock Amendment"). The Company's Board of Directors unanimously approved the Proposed Stock Amendment, subject to stockholder approval.

         As of December 31, 1997, the Company's authorized Common Stock consisted of 20,000,000 shares, par value $.001 per share. As of that date, 17,808,728 shares were outstanding. In addition, at that date, an aggregate of 1,695,000 shares were reserved for issuance as follows: (1) assuming the shareholders ratify and approve the increases in the number of shares reserved under the 1994 Plan (2,000,000 shares); (2) assuming shareholders approve the adoption of the Employee Stock Purchase Plan (200,000 shares); and (3) exercise of various other outstanding warrants (40,000 shares). Therefore, the Company will have issued or reserved for issuance a total of 19,503,728 shares of the 20,000,000 shares of Common Stock currently authorized for issuance.

         After taking into account the currently issued and reserved shares of Common Stock described above, the Company would only have 496,272 shares of Common Stock authorized which are not issued or reserved for further issuance. The Company's Board of Directors believes that the authorization of the additional shares of Common Stock is essential to the best interests of the Company and its stockholders.

         The Company's present business primarily consists of offering remediation services to adopt both companies' and governments' software programs for the year 2000 and thereafter. While the Company anticipates that there will be some demand for remediation services even after the year 2000, the Company also believes there will be an accelerating decline in such demand. As such, the Company has planned a strategy to acquire a company or companies which are engaged in the business of providing a broader range of computer services and products to position the Company for future growth after the year 2000.

         By increasing the authorized Common Stock of the Company, the Company will be in a position to make acquisitions, either through an exchange of its Common Stock for a target company or by raising additional capital, either through a private placement or public offering, the proceeds of which would be used to acquire another company. Management believes that the increase in the number of authorized shares will provide the Company with the flexibility necessary to achieve its growth strategy and to position the Company for future growth after the year 2000. Likewise, an increase in authorized shares will enable the Company, if it so determines, to declare stock splits or stock dividends. While the Company is presently engaged in preliminary discussions with several acquisition candidates, there are currently no understandings or agreements which would require the issuance of any additional Common Stock to be authorized.

         Assuming approval of the proposed amendment, the Board of Directors will have the authority to issue the increased authorized shares of Common Stock from time to time for proper corporate purposes without further stockholder approval except that transactions involving the issuance of 20% or more of the Company's Common Stock would require stockholder approval to maintain compliance with the NASDAQ National Market Criteria.

         Additionally, the Proposed Stock Amendment could impede or deter the removal of management or make a change in control or hostile acquisition of the Company more difficult, even if such removal of management, change in control or hostile acquisition could potentially benefit the Company's stockholders. In addition, to the extent additional shares are issued in connection with stock-based acquisitions, the proportionate interest of existing stockholders in the Company would be reduced, and from an economic standpoint, such acquisitions could enhance or dilute the value of the stockholders' investments.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE AMOUNT OF AUTHORIZED COMMON STOCK TO 50,000,000 SHARES.


                                 PROPOSAL NO. 6

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Subject to approval by the stockholders, the Board of Directors has appointed Holtz Rubenstein & Co. LLP as the independent public accountants to audit the financial statements of the Company for the year ending December 31, 1998. Holtz Rubenstein & Co. LLP also served as the Company's auditors for the fiscal years ended August 31, 1996 and 1997. It is expected that a representative of Holtz Rubenstein & Co. LLP will be present at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF HOLTZ RUBENSTEIN & CO., LLP AS INDEPENDENT ACCOUNTANTS.


                                  VOTE REQUIRED

         Under the laws of the State of North Carolina, assuming a quorum of the Company's outstanding shares exists, the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in favor of an action must exceed the votes cast against the action to ratify the increase in Directors (Proposal No. 1); the election of the Directors (Proposal No. 2); approve the adoption of the 1997 Employee Stock Purchase Plan (Proposal No. 3); ratification and approval of the increases in the number of shares available under the Alydaar Software Corporation Omnibus Stock Plan (Proposal No. 4); approval of the amendment to the Company's Articles of Incorporation to increase the authorized Common Stock (Proposal No. 5), and the ratification of the Company's independent auditors (Proposal No. 6).

                             EXPENSE OF SOLICITATION

         The cost of soliciting proxies, which also includes the preparation, printing and mailing of this Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail. The Company may also retain the services of a proxy solicitation firm. The Company has not made any arrangements to do so as of the date of this Proxy Statement, and does not presently have estimates as to the cost of such services. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

                            PROPOSALS OF STOCKHOLDERS

         Stockholders of the Company who intend to present a proposal for action at the 1998 Annual Meeting of Stockholders of the Company must notify the Company's management of such intention by notice received at the Company's principal executive offices not later than October 1, 1998, for such proposal to be included in the Company's proxy statement and form of proxy relating to such meeting.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         The Company believes all stock transaction reports required to be filed with the Securities and Exchange Commission were timely filed by its officers and Directors.

                          ANNUAL REPORT TO STOCKHOLDERS

         The Company's Annual Report on Form 10-K for the year ended December 31,1997 as filed with the Securities and Exchange Commission is being delivered with this Proxy Statement to the Company's stockholders.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that are expected to be presented for consideration at the Meeting which are not described herein. However, if other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                           By Order of the Board of Directors
                                           Robert F. Gruder, Chairman

                          ALYDAAR SOFTWARE CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         May 22, 1998                                2:00 p.m.

         The undersigned hereby appoints Robert F. Gruder and V. Hollis Scott, and each of them jointly and severally, proxies with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Alydaar Software Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 22, 1998 or any adjournments thereof.

1.       PROPOSAL TO INCREASE THE NUMBER OF DIRECTORS.

         FOR  ()                  AGAINST  ()                      ABSTAIN  ()


2.       ELECTION OF DIRECTORS.

                  FOR all the nominees listed below ()

                  WITHHOLD AUTHORITY to vote for all nominees listed below ()

     (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

Robert F. Gruder  ()      V. Hollis Scott  ()         Thomas J. Dudchik  ()
           J. Alex McMillan  ()               Robert McCarthy  ()


3.       PROPOSAL TO RATIFY THE 1997 EMPLOYEE STOCK PURCHASE PLAN.

         FOR  ()                  AGAINST  ()                      ABSTAIN  ()


4. PROPOSAL TO RATIFY AND APPROVE THE INCREASES OF THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE ALYDAAR SOFTWARE OMNIBUS STOCK PLAN.

         FOR  ()                  AGAINST  ()                      ABSTAIN  ()

5. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED COMMON STOCK.

         FOR  ()                  AGAINST  ()                      ABSTAIN  ()


6. PROPOSAL TO RATIFY APPOINTMENT OF HOLTZ RUBENSTEIN & CO., LLP, AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR 1998.

         FOR  ()                  AGAINST  ()                      ABSTAIN  ()


         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

(Continued and to be signed on reverse side.)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT MESSRS. GRUDER, SCOTT, DUDCHIK, MCMILLAN AND MCCARTHY AS DIRECTORS, TO APPROVE THE 1997 EMPLOYEE STOCK PURCHASE PLAN, RATIFY AND APPROVE THE INCREASE OF THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE ALYDAAR SOFTWARE CORPORATION OMNIBUS STOCK PLAN, AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED COMMON STOCK, AND TO APPROVE THE APPOINTMENT OF HOLTZ RUBENSTEIN & CO., LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1998.

                                        Dated:_______________________________

                                        ------------------------------------
                                        Signature

                                        ------------------------------------
                                        Signature if held jointly

                                        (Please   sign  exactly  as
                                                     ownership  appears  on this
                                                     proxy.  Where stock is held
                                                     by  joint   tenants,   both
                                                     should  sign.  When signing
                                                     as   attorney,    executor,
                                                     administrator,  trustee  or
                                                     guardian,  please give full
                                                     title   as   such.   If   a
                                                     corporation, please sign in
                                                     full   corporate   name  by
                                                     President      or     other
                                                     authorized  officer.  If  a
                                                     partnership, please sign in
                                                     partnership     name     by
                                                     authorized person.)

                           Please mark, date, sign and
                     return Proxy in the enclosed envelope.

                                                              EXHIBIT A

                          ALYDAAR SOFTWARE CORPORATION
                        1997 EMPLOYEE STOCK PURCHASE PLAN
                                  PLAN DOCUMENT

       1.0        Purpose of Plan

The purpose of the Alydaar Software Corporation 1997 Employee Stock Purchase Plan (hereinafter "ESPP" or "Plan") is to provide employees of Alydaar Software Corporation (the "Company") with an opportunity to participate in the accumulation and potential appreciation of the Common Stock, par value .001 per share ("Common Stock"), of the Company. The Company intends for the ESPP to comply with the provisions of Section 423 of the Code, as in effect on July 1, 1997.

       2.0        Definitions

         2.1 Board: The Board of Directors of the Company. Members of the Board shall not be eligible to participate in the Plan.

         2.2      Code: Internal Revenue Code of 1986, as amended.

         2.3 Compensation: W-2 compensation plus salary reductions from the Company's 401(k) or any plan under Section 125 of the Code, less any income related to relocation, one time or annual performance bonuses and other stock plans.

         2.4 Designated Enrollment Period: The period 30 days before the beginning of each Offering Period, except the initial Designated Enrollment Period shall commence on July 17, 1997 and end on August 4, 1997.

         2.5 Eligible Employees: All active employees, who are customarily employed by the Company for more than 20 hours per week and more than five months per calendar year and who have reached the age required to enter into enforceable contracts in the employees state of residence. An employee of the Company or lineal descendants of the employee is not an "Eligible Employee" if such employee owns stock aggregating five (5) percent or more of the total combined voting power or value of all classes of stock of the Company.

       3.0        Effective Date

The ESPP shall become effective on August 4, 1997, provided that (a) the Plan must be approved by the Company's shareholders within twelve months of the date of its adoption by the Company; (b) the Plan must be approved by the Board; and
(c) there must be a successful filing of a registration statement with the Securities and Exchange Commission pertaining to the Common Stock to be issued under the Plan. Rights of Eligible Employees are conditional such events occurring.

       4.0        Administration

         4.1 The ESPP shall be administered by the Board. Members of the Board receive no additional compensation for administering the ESPP.

         4.2 Subject to the provisions of the ESPP and relevant law, the Board shall have complete authority in its sole discretion: (i) to specify the purchase price, subject to Section 6 hereof, of shares to be purchased under the ESPP; (ii) to interpret the ESPP; (iii) to prescribe, amend and rescind rules and regulations relating to the ESPP;

(iv) to amend the ESPP to conform with relevant law; and (v) to make all other determinations and to do all other acts deemed necessary or advisable for the administration of the ESPP. The Board determination on the foregoing matters shall be conclusive. No member of the Board shall be liable for any action or determination concerning the ESPP made in good faith.

       5.0      Eligibility and Participation in the Plan

       5.1      Offering Dates

         Each Offering Period is a six-month period, commencing on either July 1 or January 1 (the "Offering Periods" or "Offering Period"), except the initial Offering Period will commence on August 4, 1997 and will end on December 31, 1997. The Board shall have the power to change the duration and effective dates of the Offering Periods.

         5.2      Participation in the Plan

                  5.2.1     Enrollment

                  An Eligible Employee may elect to participate in the ESPP by completing and submitting a subscription agreement approved by the Company during the applicable Designated Enrollment Period ("Participant"). Once enrolled, and providing that the Participant remains eligible for the ESPP as an Eligible Employee, the Participant's participation and payroll deduction rate will continue through ensuing Offering Periods unless the Participant cancels or changes such participation via the designated change form.

     An Eligible Employee may only enroll within the Designated Enrollment Period. An employee who becomes eligible after a Designated Enrollment Period is closed may enroll only during a subsequent Designated Enrollment Period.

                                5.2.2     Cancellation

                A Participant may cancel his/her participation in the ESPP at any time by providing such notice of cancellation in writing to the Company. If a Participant cancels his/her participation on or before June 15 and December 15, as applicable, of each Offering Period by submitting the designated form to the Company's Human Resources Department, payroll deductions withheld during that Offering Period will be refunded to the Participant as soon as practicable. If a Participant cancels his/her participation after June 15 and December 15, as applicable, of each Offering Period, payroll deferral during the Offering Period will be used to purchase Common Stock pursuant to Section 6.2, 6.3 and 6.4 of the Plan and the Participant's account may be closed. No interest will be paid on any amount refunded.

                Upon such cancellation, the Participant's account may be closed and certificates for all whole shares of Common Stock in the Participant's account may be issued to the Participant. The Participant will receive cash from any fractional shares and any uninvested payroll deductions in the account except as provided above.

                Upon the request of a Participant in his/her written notice of cancellation, all (but not less than all) of the whole shares in the Participant's account will be sold as soon as practicable at market price. The net proceeds of the sale (the total sales price of all shares of Common Stock sold less the costs of sale) will be distributed to the Participant. If the Participant does not request that shares of stock in his/her account be sold, certificates for such whole shares will be distributed to the Participant as set forth in the previous paragraph. Fractional shares shall be paid to the Participant in cash.

                To reinstate his/her participation, the Eligible Employee must re-enroll during any subsequent Designated Enrollment Period. However, if the Eligible Employee is an officer subject to Section 16(b) of the Securities and Exchange Act of 1934 ("Securities Act"), of the Company, the officer may not re-enroll during the next enrollment period but must wait at least six months from the date of cancellation, and thereafter may re-enroll during any subsequent Designated Enrollment Period. Notice of a Participant's death constitutes notice of withdrawal from the Plan. Settlement of the Participant's account will be made pursuant to Section 8.3.

                      5.2.3    Changes

     Changes, other than cancellation as noted in Section 5.2.2 above, may be made only during the Designated Enrollment Periods. Such changes will be effective at the beginning of the Offering Period following such Designated Enrollment Period.

       6.0        Number of Shares and Price

         6.1 The number of shares of Common Stock available for purchase under the ESPP shall be two hundred thousand (200,000) shares, all of which will be available for purchase during the initial Offering Period. Shares available for purchase during the initial Offering Period but not purchased by Participants will be carried over to each subsequent Offering Period. The number of shares covered by the ESPP is subject to adjustment in the event of stock split or other transaction described in Section 9.1.

         6.2 The purchase price at which shares will be sold to Participants during each Offering Period is 85% of the lower of the fair market value at (1) the beginning date of such Offering Period or (2) the ending date of such Offering Period. The fair market value of the Common Stock on a given date is the closing or last sale price on the Over the Counter Trading Market, the NASDAQ/National Market System or any other market system on which the stock is traded for that date ("Market(s)"). If the Offering Period begins or ends on a day when the Market does not trade, the fair market value shall be determined by using the closing or last sale price on the Markets for the last trading day immediately preceding the beginning or ending day of the Offering Period. Shares shall be purchased as soon as practicable after the end of each Offering Period.

         6.3 Participants may elect to allocate from 1% to 10%, in whole percentages, of his/her compensation, through payroll deduction, to purchase shares through the Plan. Participants who are paid weekly must allocate a minimum of $5.00 per pay period. Participants who are paid monthly must allocate a minimum of $20.00 per pay period. All payroll deductions made for a Participant are credited to his/her ESPP account and are deposited into an interest bearing account and may be commingled with other Company funds. Interest earned on the account balance will be used to defray the expense of administering the Plan. If interest earned on the account balance exceeds the expenses incurred by the Plan, the excess interest shall accrue to the benefit of the Company to be used for general corporate purposes. The Company will pay expenses in excess of the amount generated by the interest on the account used to hold payroll deductions.

         6.4 The number of shares purchased by each Participant at the end of each Offering Period will be determined by dividing the purchase price as defined in Section 6.2 above into the amount of payroll deduction withheld for that Participant during the Offering Period, subject to ESPP limitations detailed elsewhere in this Plan.

         6.5 If the number of shares elected to be purchased by Participants exceeds the aggregate number of shares available during the Offering Period, the Company will reduce pro rata the number of shares available to each Participant. Excess payroll deductions will be refunded at the end of the applicable Offering Period to such Participants.

         6.6 After purchases have been made, or after the offering date, the Company will issue the applicable number of Common Stock shares and, as soon as practicable after the end of such Offering Period or offering date, credit the account of each Participant for the applicable number of shares and distribute to each Participant a statement showing the number of shares (whole and fractional) credited to the account of the Participant. A Participant will receive Common Stock certificates for whole shares owned by the Participant only upon written request to the Company. If the Participant chooses not to participate in the next Offering Period, the Participant's cancellation will be handled pursuant to Section 5.2.2 of the Plan.

         6.7 Notwithstanding any other provisions of this ESPP, the fair market value of shares that may be purchased by any Participant during any calendar year, pursuant to this ESPP or any other plan maintained by the Company that constitutes an employee stock purchase plan within the meaning of Section 423 of the Code, determined as of the first day of the Offering Period, shall in no event exceed $25,000. No Participant shall have the right to purchase shares under the ESPP to the extent such purchase would cause the Participant to own stock aggregating 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary as described in Section 424(d) of the Code.

         6.8 A Participant may purchase shares under the ESPP only if such Participant is an Eligible Employee on both the first day and the last business day of such Offering Period. No Participant shall have any of the rights of a shareholder with respect to shares purchased under the ESPP until the purchase price for such shares has been paid and either the Participant's account has been credited with such shares or certificates for such shares have been issued to the Participant.

         6.9 If applicable, with respect to shares purchased under the ESPP by officers subject to Section 16(b) of the Securities Act, such persons acknowledge that to avail themselves of the exemption from Section 16(b), such shares must be held for a minimum period of six months from the date of purchase to the date of disposition of the shares.

       7.0        No Contract of Employment

         Participation in the ESPP shall neither constitute a contract of employment nor convey to any employee any right to continue in the employment of the Company or to continue to be involved in any business in which the Company may engage.

8.0      Employment Termination, Death, Disability, Retirement and
            Leaves of Absence

     8.1 If a Participant terminates employment for any reason, including death, disability or retirement, or no longer meets the eligibility requirements set forth herein for any reason other than a leave of absence as detailed in Section
8.2 below, his/her account balance representing partial shares shall be paid in cash in accordance with the cancellation provisions in Section 5.2.2 above and a certificate shall be issued for whole shares.

         8.2 If a Participant is on an unpaid leave of absence for up to a maximum of twelve weeks during an Offering Period, provided that she/he is an Eligible Employee (not terminated) on the beginning and ending dates of such Offering Period, she/he may remain in the ESPP for that period. If the leave exceeds twelve weeks, or if the employee is not on active status (terminated) at the beginning and ending dates of the Offering Period, participation will be automatically cancelled and the account balance paid in accordance with the cancellation provisions in Section
5.2.2 above.

     8.3 A Participant  may  designate,  in writing via the  enrollment  form, a beneficiary. In the event of a Participant's death, his/her designated beneficiary shall receive shares and cash for partial shares in full repayment of the amounts deposited in the Participant's account during Offering Periods before the current Offering Period and cash for the payroll deductions, if any, for the current Offering Period. In the case of a married Participant who resides in a community property state, no party other than the Participant's spouse may be named as primary beneficiary without the written consent of the spouse. In the absence of a designated beneficiary, the account balance of a married Participant will be paid to the Participant's spouse, and the account balance of an unmarried Participant will be paid to the Participant's estate.

           8.4 The Board shall have the discretion to make decisions about rights of Participants and obligations of the ESPP in situations of death, disability, retirement, and leave of absence and all decisions of the Board shall be final and binding on all affected parties.

           9.0    Capital Changes

           9.1 If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, with or without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock consolidation, stock dividend, or similar event, then an appropriate and proportionate adjustment shall be made in the number and kind of shares or other securities which may be purchased under the ESPP.

           9.2 Adjustments under Section 9.1 hereof shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive as to all affected parties. No fractional shares shall be issued under the Plan on account of any such adjustment but total ownership balance (whole and fractional shares) will be considered for such adjustments.

       10.0       Recordkeeping

           10.1 A recordkeeper or agent will be designated for the ESPP. All expenses of establishing and administering the ESPP, in excess of interest earned on the account to hold Participants' payroll deductions, will be paid by the Company without charge to Participants.

           10.2 A statement will be sent to each Participant as soon as practicable after the end of each Offering Period. The statement will include payroll deduction totals, fair market values at the beginning and end of the Offering Period, purchase price, shares purchased (whole and fractional) and shares allocated.

       11.0       Restrictions on Assignment of Plan Rights

     Subject to the provisions hereof, a Participant may not sell, pledge, create a lien or otherwise assign or transfer in any way his/her right to purchase shares under the Plan, his/her account under the Plan, or any interest therein, or any cash or shares credited to such account. A Participant who desires to sell, pledge or otherwise assign or transfer shares in his/her account must request that certificates for such shares be issued in the Participant's name as provided herein.

       12.0       Consent of Participants

           Each Participant shall be bound by the terms and conditions of the ESPP as such terms and conditions may be amended from time to time.

       13.0       Amendment or Termination of the Plan

     The Board shall have the right to modify or terminate the ESPP in its sole discretion at any time, including the number of share reserved under the ESPP, as such number may be adjusted pursuant to Sections 6.1 and 9.0 hereof; reduce the price of shares to be purchased under the ESPP below the price determined in accordance with Section 6.0 thereof; or cause the Plan to fail to comply with
Section 423 of the Code. The ESPP shall terminate on June 30, 2007 unless it has been previously terminated by the Board.

14.0 Taxation

         Any taxes required by law to be withheld on account of the ESPP shall be deducted and withheld accordingly. A Participant may become liable for taxes when she/he disposes of shares acquired through this ESPP. The Company shall not be responsible for any effect that the ESPP may have on a Participant's or Beneficiary's taxes.

       15.0       Governing Law

         The interpretation and performance of this ESPP shall be governed by the laws of the State of North Carolina.

16.0 Dividends

         Dividends will be paid on all shares (whole and fractional) held in each Participant's account under the Plan on the record dates for such dividends. Dividend payments will be reinvested in additional shares of Common Stock on the dividend payable date at 85%, of the fair market value determined as the closing price or last sale price on the Market. If the dividend payable date falls on a day when the Market does not trade, the fair market value shall be determined by using the closing or last sale price on the last trading day immediately preceding the dividend payable date. Shares will be purchased as soon as practicable after the dividend payable date.

       17.0       Restrictions on Resale

         Shares of Common Stock for which certificates have been issued in the Participant's name as provided herein are freely transferable and will not be subject to specific transfer restrictions except as defined in Section 6.9 if applicable.

                                                                EXHIBIT B

                          ALYDAAR SOFTWARE CORPORATION
                               OMNIBUS STOCK PLAN

                                Table of Contents


Section                                                        Page

ARTICLE I         -        Name, Purpose and Definitions       1

1.1      Name                                                  1
1.2      Purpose                                               1
1.3      Definitions                                           1

ARTICLE II        -        Eligibility                         5

ARTICLE III       -        Awards                              6

3.1      General                                               6
3.2      Stock Options                                         6
3.3      Stock Appreciation Rights                             6
3.4      Restricted Stock                                      7
3.5      Performance Awards                                    7
3.6      Other Awards                                          8

ARTICLE IV        -        Award Agreements                    8

4.1      General                                               8
4.2      Required Terms                                        8
4.3      Optional Terms                                        9

ARTICLE V         -        Shares of Stock Subject to the Plan 10

5.1      General                                               10
5.2      Additional Shares                                     10
5.3       Computation Rules                                    10
5.4      Shares to be Used                                     11

ARTICLE VI        -        Administration                      11

6.1      General                                               11
6.2      Duties                                                11
6.3      Powers                                                11

6.4      Intent to Avoid Insider Trading                       11

ARTICLE VII-     Adjustments Upon Changes in Capitalization    12

ARTICLE VIII-              Changes of Control                  12

8.1      General                                               12
8.2      Definition of Change of Control                       12

ARTICLE IX        -        Amendment and Termination           13

9.1      Amendment of Plan                                     13
9.2      Termination of Plan                                   14
9.3      Effective Date and Procedure for Amendment or
         Termination                                           14

ARTICLE X         -        Miscellaneous                       14

10.1     Rights of Employees                                   14
10.2     Compliance with Law                                   14
10.3     Unfunded Status                                       14
10.4     Limits On Liability                                   15
10.5     Section References                                    15

ARTICLE XI        -        Effective Date of Plan              15

                                    ARTICLE I
                         NAME, PURPOSE, AND DEFINITIONS

     Section 1.1 Name. The Plan shall be known as the "Alydaar Software Corporation Omnibus Stock Plan" (the "Plan").

         Section 1.2 Purpose. The purpose of the Plan is to benefit the Company, Subsidiaries, and their shareholders by encouraging and enabling Key Employees of the Company or Subsidiaries to acquire a financial interest in the Company. The Plan is intended to aid the Company and Subsidiaries in attracting and retaining officers and key employees, to stimulate the efforts of those individuals, and to strengthen their desire to remain in the office or in the employ of the Company and Subsidiaries.

     Section 1.3 Definitions. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

           (a) "Award" or "Awards"  means an award  granted  pursuant to Article
III.

           (b) "Award Agreement" means an agreement described in Article IV hereof entered into between the Company and a Participant, setting forth the terms, conditions, and limitations applicable to the Award granted to the Participant.

           (c) "Beneficiary," with respect to a Participant, means (i) one or more persons as the Participant may designate as primary or contingent beneficiary in a writing delivered to the Company or Committee or, (ii), if there is no such valid designation in effect at the Participant's death, the Participant's spouse or, (iii) if the Participant is not married at the date of the Participant's death, the Participant's estate. This is definition shall not, however, supersede or adversely affect, nor shall it be subject to, any definition or designation of beneficiary which may be included in any Award.

           (d) "Board" means the Board of Directors of the Company as it may be comprised from time to time.

           (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute, and applicable regulations.

           (f) "Committee" means the committee appointed by the Board from among its members and shall be comprised of not less than two (2) persons. Unless and until otherwise appointed, the Committee shall be the Compensation Committee of the Board or any successor committee with substantially the same responsibilities if the members of that committee satisfy the requirements of the following sentence. A member of the Committee must not be an Employee and must not have received an Award during the one year period prior to service on the Committee.

           (g) "Company" means Alydaar Software Corporation, a North Carolina corporation, and any successor corporation.

           (h) "Director" means any individual who is a member of the Company's Board.

           (i) "Disability" shall mean the inability, in the opinion of the Company's group health insurance carrier (or claims processor, if applicable), of a Participant, because of injury or sickness, to work at a reasonable occupation which is available with the Participant's employer (the Company or a Subsidiary) or at any gainful occupation for which the Participant is or may become fitted.

           (j) "Employee" means any individual who is a salaried employee of the Company or any Subsidiary, whether or not he is a Director.

           (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

           (l) "Fair Market Value" means, with respect to shares of the Common Stock, (i) if the Common Stock is traded on the NASDAQ National Market or listed on a national securities exchange, the mean between the high and low prices per share reported by the NASDAQ National Market or a national securities exchange, as the case may be, on the relevant date, or, in the absence of trading on such date, on the next preceding day on which trading occurs; or (ii) if the Common Stock is not traded on the NASDAQ National Market or listed on a national securities exchange, the mean between the bid and asked prices per share last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the relevant date, or, in the absence of any bid and asked prices on that date, on the next preceding day for which there are such quotations; or (iii) if the Common Stock is not traded on the NASDAQ National Market or listed on a national securities exchange, and if quotations for the Common Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value as determined by the Committee on the basis of available prices for the Common Stock or in such manner as the Committee shall agree.

     (m) "Insider" means any person who is subject to Section 16 of the Exchange Act.

           (n) "Participant" means an Employee designated by the Committee to be eligible for an Award pursuant to this Plan.

           (o) "Restricted Stock" means shares of Stock which have certain restrictions attached to the ownership thereof, which may be issued under
Section 3.4.
           (p) "Retirement" means termination of employment with the Company or a Subsidiary for any reason other than death or Disability on or after age 65.

           (q) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission as now in force or as such regulation or successor regulation shall be hereafter amended.

           (r) "Section 16" means Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder as they may be amended from time to time.

           (s) "Stock" means shares of the common stock of the Company.

           (t) "Stock Appreciation Right" means a right, the value of which is determined relative to the appreciation in value of shares of Stock, which may be issued under Section 3.3.

           (u) "Stock Option" means a right to purchase shares of Stock granted pursuant to Section 3.2 and includes Incentive Stock Options and Non-Qualified Stock Options a defined in Section 3.2(a).

           (v) "Subsidiary" means any corporation (other than the Company), in an unbroken chain of corporations beginning with the Company in which each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

                                   ARTICLE II
                                   ELIGIBILITY

Awards may be granted to any employee who is (or class of Employees who are) designated as Participants from time to time by the Committee; provided, however, that no member of the Committee shall be eligible to participate. The committee shall determine which Employees shall be Participants, the types of Awards to be made to Participants, and the terms, conditions, and limitations applicable to the Awards.

                                   ARTICLE III
                                     AWARDS

         Section 3.1 General. Awards may include, but are not limited to, those described in this Article III, including its sections. The Committee may grant Awards singly, in tandem, or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards also may be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee plan of the Company.

         Section 3.2 Stock Options. A Stock Option is a right to purchase a specified number of shares of Stock at a specified price during such specified time as the Committee shall determine, subject to the following:

           (a) An option granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code ("Incentive Stock Option") or of a type that does not comply with such requirements ("Non-Qualified Options").

           (b) The exercise price per share of any Incentive Stock Option shall be no less than the Fair Market Value per share of the Stock subject to the option on the date such a Stock Option is granted. The exercise price per share of any Non-Qualified Option, however, may be less than the Fair Market Value per share of Stock subject to the option on the date such a Stock Option is granted.

           (c) A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased.

           (d) The exercise price of the Stock subject to the Stock Option may be paid in cash or, at the discretion of the Committee, may also be paid by the tender of shares of Stock already owned by the Participant, or through a combination of cash and shares of Stock, or through such other means that the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Stock will be issued or accepted.

         Section 3.3 Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, but without payment, an amount payable in cash and/or shares of Stock under such terms and conditions as the Committee shall determine, subject to the following:

           (a) A Stock Appreciation Right may be granted in tandem with part or all of, in addition to, or completely independent of a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.

           (b) The amount payable in cash and/or shares of Stock will respect to each right shall be equal in value to a percent of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the exercise price of the Stock Appreciation Right. The applicable percent shall be established by the Committee. The amount payable in shares of Stock, if any, is determined with reference to the Fair Market Value on the date of exercise.

           (c) Stock Appreciation Rights issued in tandem the with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon the exercise of the Stock Appreciation Right, the Participant shall surrender to the Company the underlying Stock Option. Stock Appreciation Rights issued in tandem with Stock Options shall automatically terminate upon the exercise of such Stock Options.

         Section 3.4 Restricted Stock. Restricted Stock is shares of Stock that are issued to a Participant and are subject to such terms, conditions, and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer, or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment under certain specified conditions. The committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. The Participant shall have, with respect to awards of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock.

         Section 3.5 Performance Awards. Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingents upon the performance of all or a portion of the Company and/or Subsidiaries or which are contingent upon the individual performance of the Participant. Performance Awards may be in the form of performance units, performance shares, and such other forms of performance Awards which the Committee shall determine. The Committee shall determine the performance measurements and criteria for such performance Awards.

         Section 3.6 Other Awards. The Committee may from time to time grant other Stock and Stock-based Awards under the Plan, including without limitation, those Awards pursuant to which shares of Stock are or may in the future be acquired, Awards denominated in Stock units, securities convertible into shares of Stock, and dividend equivalents. The Committee shall determine the terms and conditions of such other Stock and Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purpose of this Plan.

                                   ARTICLE IV
                                AWARD AGREEMENTS

         Section 4.1 General. Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of shares of Stock or other security, Stock Appreciation Rights, or units subject to the Award and such other terms and conditions applicable to the Award as are determined by the Committee.

     Section 4.2 Required Terms. In any event, Award Agreements shall include, at a minimum, explicitly or by reference, the following terms:

           (a) Non-assignability. A provision that the Awards under the Plan shall not be assigned, pledged, or otherwise transferred except by will or by the laws of descent and distribution and that, during the lifetime of a Participant, the Award shall be exercised only by such Participant or by the Participant's guardian or legal representative.

           (b) Termination of Employment. A provision describing the treatment of an Award in the event of the Retirement, Disability, death, or other termination of a Participant's employment with the Company, including but not limited to terms relating to the vesting, time for exercise, forfeiture, or cancellation of an Award in such circumstances.

           (c) Rights of Shareholder. A provision that a Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Section 8 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other shareholder right.

           (d) Withholding. A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in shares of Stock or other securities of the Company, a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock or other securities may be deducted from the payment to satisfy the obligation in full or in part as long as such withholding of shares does not violate any applicable laws, rules or regulations of federal, state, or local authorities. The number of shares to be deducted shall be determined by reference to the Fair Market Value of such shares of Stock on the applicable date.

           (e) Holding Period. In the case of an Award to an Insider:

                  (i) of an equity security, a provision stating (or the effect of which is to require) that such security must be held for at least six months (or such longer period as the Committee in its discretion specifies) from the date of acquisition; or

                  (ii) of a derivative security with a fixed exercise price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; or

                  (iii) of a derivative security without a fixed exercise price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six month (or such longer period as the Committee in its discretion specifies) must elapse from the date upon which such price is fixed to the date of disposition of the derivative security (other than by exercise or conversion) or its underlying equity security.

     Section 4.3 Optional Terms. Award Agreements may include the following terms:

           (a)    Replacement, Substitution, and Reloading.  Any provisions

                  (i) permitting the surrender of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, under similar or different terms (including the grant of reload options), or,

                  (ii) requiring holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

           (b) Other Terms. Such other terms as are necessary and appropriate to effect an Award to the Participant including but not limited to the term of the Award, vesting provisions, deferrals, any requirements for continued employment with the Company or a Subsidiary, any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, the effect on the Award of a Change of Control as defined in Article VIII, or the price, amount, or value of Awards.

                                    ARTICLE V
                                 SHARES OF STOCK
                               SUBJECT TO THE PLAN

         Section 5.1 General. Subject to the adjustment provisions of Article VII hereof, the number of shares of Stock for which Awards may be granted under the Plan shall not exceed three hundred seventy-five thousand (375,000) shares.

         Section 5.2 Additional Shares. Any unexercised or undistributed portion of the terminated, expired, exchanged, or forfeited Award or Awards settled in cash in lieu of shares of Stock shall be available for further Awards in addition to those available under Section 5.1 hereof.

         Section 5.3 Computation Rules. For the purpose of computing the total number of shares of Stock granted under the Plan, the following rules shall apply to Awards payable in shares of Stock or other securities, where appropriate:

           (a) except as provided in subsection (e) hereof, each Stock Option shall be deemed to be the equivalent of the maximum number of shares that may be issued upon exercise of the particular Stock Option;

           (b) except as provided in subsection (e) hereof, each Stock-based Award payable in some other security shall be deemed to be equal to the number of shares to which it relates;

           (c) except as provided in subsection (e) hereof, where the number of shares available under the Award is variable on the date it is granted, the number of shares shall be deemed to be the maximum number of shares that could be received under that particular Award;

           (d) where one or more types of Awards (both of which are payable in shares of Stock or another security) are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, each joint Award shall be deemed to be the equivalent of the number of shares under the other; and

           (e) each share awarded or deemed to be awarded under the preceding subsections shall be treated as shares of Stock, even if the Award is for a security other than Stock.

Additional rules for determining the number of shares of Stock granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

         Section 5.4 Shares to be Used. The shares of Stock which may be issued pursuant to an Award under the Plan may be authorized but unissued Stock or Stock that may be acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan.

                                   ARTICLE VI
                                 ADMINISTRATION

         Section 6.1 General. The Plan and all Awards pursuant thereto shall be administered by the Committee so as to permit the Plan to comply with Rule 16b-3. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

         Section 6.2 Duties. The Committee shall have the duty to administer the Plan, and to determine periodically the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

         Section 6.3 Powers. The Committee shall have all powers necessary to enable it to carry out its duties under the Plan properly, including without limitation the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of shares of Stock or other security, Stock Appreciation Rights, or units granted, and the terms of any Award Agreements shall be determined by the Committee, and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern. In addition, the Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as those relate to Insiders including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards.

         Section 6.4 Intent to Avoid Insider Trading. It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 6.4, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Insiders.

                                   ARTICLE VII
                            ADJUSTMENTS UPON CHANGES
                                IN CAPITALIZATION

In the event of a reorganization, recapitalization, Stock split, Stock dividend, exchange of Stock, combination of Stock, merger, consolidation or any other change in corporate structure of the Company affecting the Stock, or in the event of a sale by the Company of all or a significant part of its assets, or any distribution to its shareholders other than a normal cash dividend, the Committee may make appropriate adjustment in the number, kind, price and value of shares of Stock authorized by this Plan and any adjustments to outstanding Awards as it determines appropriate so as to prevent dilution or enlargement of rights.

                                  ARTICLE VIII

                               CHANGES OF CONTROL

         Section 8.1 General. In the event of a Change of Control of the Company, in addition to any action required or authorized by the terms of an Award Agreement, the Committee may, in its discretion, recommend that the Board of Directors take any of the following actions as a result of, or in anticipation of, any such event to assure fair and equitable treatment of the Plan Participants:

           (a) accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to the Plan;

           (b) offer to purchase any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or

           (c) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interest of Plan Participants following such Change of Control.

Any such action approved by the Board of Directors shall be conclusive and binding on the Company, a Subsidiary, and all Plan Participants.

         Section 8.2 Definition of Change of Control. For the purposes of this Section, a "Change of Control" shall mean the earliest date on which either of the following events shall occur:

           (a) An individual, entity, or group (other than Robert F. Gruder or Kevin B. Kimberlin or any of their affiliates) shall acquire after the date of this Plan is approved by the Board, otherwise than directly from the Company, beneficial ownership of 20% or more of the outstanding common stock or voting power of the Company, provided that no such individual, entity or group shall be deemed to beneficially own any securities held by:

                  (i)      the Company or any of its subsidiaries; or

     (ii) any employee benefit plan of the Company or any of its subsidiaries,

                  or

           (b) The persons who were directors of the Company on the date 30 days after the effective date of the Plan (Article XI), together with those who subsequently became directors of the Company and whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors who were directors on the date 30 days after the effective date of the Plan (Article XI), or directors whose nomination or election was approved as provided above (the "Continuing Directors"), shall cease to constitute a majority of the Board or of its successor by merger, consolidation or sale of assets.

However, a majority of the Continuing Directors may approve any event described in Section 8.2(a) and determine that, for purposes of this Plan, a Change of Control has not occurred.

                                   ARTICLE IX
                            AMENDMENT AND TERMINATION

         Section 9.1 Amendment of Plan. The Company expressly reserves the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan and any or all award Agreements under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate; provided, however, no amendment may be effective, without the approval of the shareholders of the Company, if approval of such amendment is required in order that transactions in Company securities under the Plan be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934 and if such amendment

           (a) increases the number of shares of Stock which may be issued under the Plan, except as provided for in Article VII;

     (b)  materially   modifies  the   requirements   as  to   eligibility   for
participation;

           (c) materially increases the benefits accruing to Participants under the Plan; or

           (d)  extends   the   duration   beyond  the  date   approved  by  the
shareholders.

         Section 9.2 Termination of Plan. The Company expressly reserves the right, at any time, to suspend or terminate the Plan and any or all Award Agreements under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate, including, without limitation, suspension or termination as to any participating Subsidiary, Employee, or class of Employees.

         Section 9.3 Effective Date and Procedure for Amendment or Termination. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law. Any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Board and shall not require the approval or consent of any Subsidiary, Participant, or Beneficiary in order to be effective to the extent permitted by law.

                                    ARTICLE X
                                  MISCELLANEOUS

         Section 10.1 Rights of Employees. Status as an eligible Employees shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally. Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or limit in any way the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person with or without cause.

         Section 10.2 Compliance with Law. No certificate for Stock distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time or any successor statute, the Exchange Act and the requirements of the market systems or exchanges on which the Company's Stock may, at the time, be traded or listed.

         Section 10.3 Unfunded Status. The plan shall be unfunded. Neither the company nor the Board of Directors shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan.

         Section 10.4 Limits on Liability. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement. Neither the Company nor any member of the board of directors or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any actions taken or not taken, in good faith under the Plan and that do not constitute willful misconduct. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each member of the Board of Directors and the Committee from and against any and all liability, claims, demands, costs, and expenses (including the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faint or which constitute willful misconduct.

         Section 10.5 Section References. All references in this Plan to sections or articles shall refer to sections and articles of this Plan unless specifically noted otherwise.


                                   ARTICLE XI
                             EFFECTIVE DATE OF PLAN

This Plan shall become effective upon adoption of the Plan by the Board, provided, however, the effectiveness of this Plan is subject to its approval and ratification by the shareholders of the Company within one year from the date of adoption hereof the Company. The Committee shall have authority to grant Awards hereunder until one day before the ten year anniversary of the date of adoption of the Plan by the Board, subject to the ability of the Company to terminate the Plan as provided in Article IX.